EXHIBIT 10.1

MEMORANDUM OF EMPLOYMENT

April 19, 2021
Shane W.

Hostetter
[ Redacted ]

The parties

to this

Memorandum of

Employment (“Agreement”)

are
Shane W.

Hostetter
and Quaker Chemical
Corporation
, a Pennsylvania corporation, doing business as Quaker Houghton

(“Quaker Houghton” or the “Company”).

You

are appointed Quaker Houghton’s

Senior Vice President

and Chief Financial Officer

effective as of the

date listed above
and Quaker Houghton wishes to enter into this Agreement

containing certain covenants in connection with this appointment.

NOW THEREFORE

in consideration

of the

mutual promises

and covenants

herein contained

and intending

to be

legally
bound hereby the parties hereto agree as follows:

1.   Duties
Quaker Houghton

agrees to

employ you

and you

agree to

serve as

Quaker Houghton’s

Senior

Vice President

and Chief
Financial Officer,

located at our Conshohocken, PA

facility.

You

shall perform all duties

consistent with such position as well

as any
other duties that are assigned

to you from time to time

by Quaker Houghton’s

Chief Executive Officer.

You

agree that during the term
of your employment

with Quaker Houghton

to devote your knowledge,

skill, and working time

solely and exclusively

to the business
and interests of

Quaker Houghton and

its subsidiaries. Any

and all prior

employment or other

agreements, with the

exception of the
April

19, 2021 Change of Control agreement, are hereby terminated

and have no further legal effect.

2. Compensation

Your

base salary will be

determined from time to

time by the Compensation

and Human Resources Committee

of the Board
of Directors, in

consultation with the

Chief Executive Officer.

In addition, you

will be entitled to

participate, to the

extent eligible, in
any of Quaker Houghton’s

annual and long term

incentive plans, retirement savings plan

(401k plan), and will be

entitled to paid time
off, paid

holidays, and

medical, dental, and

other benefits as

are made

generally available

by Quaker

Houghton to

its full-time U.S.
employees.

3. Term

of Employment
.
Your

employment with

Quaker Houghton

may be

terminated on

thirty (30)

days' written

notice by

either party,

with or
without cause or reason whatsoever.

Within thirty (30) days after termination

of your employment, you will be given an accounting

of
all monies

due you.

Notwithstanding the

foregoing, Quaker

Houghton has

the right

to terminate

your employment

upon less

than
thirty (30) days’ notice for Cause (as defined below).

4. Covenant

Not to Disclose

a. You

acknowledge that the

identity of Quaker

Houghton's (and any

of Quaker Houghton's

affiliates’) customers,

the
requirements of such customers,

pricing and payment

terms quoted and charged

to such customers, the

identity of Quaker Houghton's
suppliers and

terms of

supply (and

the suppliers

and related

terms of

supply of

any of

Quaker Houghton's

customers for

which
management services are being

provided), information concerning

the method and conduct of

Quaker Houghton's (and any

affiliate’s)
business such

as formulae,

formulation information,

application technology,

manufacturing information,

marketing information,
strategic and

marketing plans,

financial information,

financial statements

(audited and

unaudited), budgets,

corporate practices

and
procedures, research and

development efforts, and

laboratory test methods

and all of Quaker

Houghton's (and its

affiliates’) manuals,
documents, notes,

letters, records,

and computer

programs are

Quaker Houghton's

confidential information

("Confidential
Information") and

are Quaker Houghton’s

(and/or any

of its affiliates’,

as the case

may be)

sole and exclusive

property.

You

agree
that at no

time during or

following your employment

with Quaker Houghton

will you appropriate

for your own

use, divulge or

pass
on, directly

or through

any other

individual or

entity or

to any

third party,

any Quaker

Houghton Confidential

Information. Upon
termination of your employment

with Quaker Houghton

and prior to final payment

of all monies due

to you under Section

2 or at any
other time

upon Quaker

Houghton's request,

you agree

to surrender

immediately to

Quaker Houghton

any and

all materials in

your
possession or control which include or contain any

Quaker Houghton Confidential Information.
b. You

acknowledge that,

by this Section

4(b), you

have been

notified in

accordance with

the Defend

Trade Secrets
Act that, notwithstanding the foregoing:
(i)

You

will not be

held criminally or

civilly liable under

any federal or

state trade secret

law or this
Agreement for the disclosure

of Confidential Information that:

(A) you make (1)

in confidence to a

federal, state, or local government
official, either

directly or

indirectly, or

to your

attorney; and

(2) solely

for the

purpose of

reporting or

investigating a

suspected
violation of law; or (B) you make in a complaint or other

document that is filed under seal in a lawsuit or other proceeding.

(ii)

If you file a lawsuit

for retaliation by Quaker

Houghton for reporting a

suspected violation of law,
you may disclose

Confidential Information

to your attorney

and use the

Confidential Information in

the court proceeding

if you: (A)
file any document containing Confidential

Information under seal and (B) do not disclose

Confidential Information, except pursuant

to
court order.

c. Additionally,

Quaker Houghton confirms

that nothing in

this Agreement is

intended to or

shall prevent, impede

or
interfere with

your right,

without prior

notice to

Quaker Houghton,

to provide

information to

the government,

participate in

any
government investigations, file a

court or administrative complaint,

testify in proceedings regarding

Quaker Houghton’s past

or future
conduct, or engage in any future activities protected

under any statute administered by any government agency.

5. Covenant

Not to Compete
In consideration of your new position with Quaker

Houghton and the training and Confidential Information

you are to receive
from Quaker

Houghton, you

agree that

during your

employment with

Quaker Houghton

and for

a period

of one (1)

year thereafter,
regardless of the reason for your termination, you will not:
a. directly

or indirectly,

together or separately

or with any

third party,

whether as an

employee, individual proprietor,
partner, stockholder,

officer, director,

or investor, or in a joint venture

or any other capacity whatsoever,

actively engage in business or
assist anyone or

any firm in

business as a manufacturer,

seller, or distributor

of specialty chemical

products which are

the same, like,
similar to, or which compete with Quaker Houghton’s

(or any of its affiliates’) products or services; and

b. directly

or indirectly

recruit, solicit

or encourage

any Quaker

Houghton (or

any of

its affiliates’)

employee or
otherwise induce such employee to leave Quaker

Houghton’s (or any

of its affiliates’) employ,

or to become an employee or otherwise
be associated with you or any firm, corporation, business, or other entity with which you are or may become associated;

and
. solicit

or induce

any of

Quaker Houghton's suppliers

of products

and/or services

(or a

supplier of

products and/or
services of a customer

who is being provided

or solicited for the provision

of chemical management services

by Quaker Houghton) to
terminate or alter its contractual relationship with Quaker

Houghton (and/or any such customer).
The parties

consider these

restrictions reasonable,

including the

period of

time during

which the

restrictions are

effective.

However, if

any restriction

or the

period of

time specified

should be

found to

be unreasonable

in any

court proceeding,

then such
restriction shall be modified

or the period of time

shall be shortened as is

found to be reasonab

le so that the

foregoing covenant not to
compete may

be enforced.

You

agree that

in the event

of a breach

or threatened

breach by

you of

the provisions

of the restrictive
covenants contained in

Section 4 or in

this Section 5,

Quaker Houghton will

suffer irreparable harm,

and monetary damages

may not
be an

adequate remedy.

Therefore, if

any breach

occurs, or

is threatened,

in addition

to all

other remedies

available to

Quaker
Houghton, at

law or

in equity,

Quaker Houghton

shall be

entitled as

a matter

of right

to specific

performance of

the covenants
contained herein by

way of temporary or

permanent injunctive relief.

In the event of

any breach of the

restrictive covenant contained
in this Section

5, the term

of the restrictive

covenant shall be

extended by a

period of time

equal to that

period beginning on

the date
such violation commenced and ending when the activities

constituting such violation cease.

6. Contractual

Restrictions

You

represent and warrant to Quaker Houghton

that: (a) there are no restrictions, agreements, or

understandings to which you
are a

party that

would prevent

or make

unlawful your

employment with

Quaker Houghton

and (b)

your employment

by Quaker
Houghton shall

not constitute

a breach of

any contract,

agreement, or

understanding, oral

or written, to

which you

are a party

or by
which you are

bound.

You

further represent that

you will not

use any trade

secret, proprietary or

otherwise confidential information
belonging to a prior employer or other third party in connection with your employment with Quaker Houghton.

7. Inventions
All improvements,

modifications, formulations,

processes, discoveries

or inventions

("Inventions"), whether

or not
patentable, which

were originated,

conceived or

developed by

you solely

or jointly

with others (a)

during your

working hours

or at
Quaker Houghton’s

expense or

at Quaker

Houghton's premises

or at

a customer’s

premises or

(b) during

your employment

with
Quaker Houghton and

additionally for a

period of one

year thereafter,

and which relate

to (i) Quaker

Houghton’s business

or (ii) any
research, products,

processes, devices, or

machines under actual

or anticipated development

or investigation by

Quaker Houghton at
the earlier

of (i)

that time

or (ii)

as the

date of

termination of

employment, shall

be Quaker

Houghton’s sole

property.

You

shall
promptly disclose to Quaker

Houghton all Inventions that you

conceive or become aware of

at any time during your

employment with
Quaker Houghton and

shall keep complete,

accurate, and authentic

notes, data and

records of all

Inventions and of

all work done

by
you solely or jointly with

others, in the manner directed

by Quaker Houghton. You

hereby transfer and assign to

Quaker Houghton all
of your right,

title, and interest

in and to

any and all

Inventions which may

be conceived or

developed by

you solely or

jointly with
others during your

employment with Quaker

Houghton.

You

shall assist Quaker Houghton

in applying, obtaining,

and enforcing any
United States Letters

Patent and Foreign

Letters Patent on

any such Inventions

and to take

such other actions

as may be necessary

or
desirable to

protect Quaker

Houghton's interests

therein.

Upon request,

you shall

execute any

and all

applications, assignments,

or
other documents

that Quaker

Houghton deems

necessary and

desirable for

such purposes.

You

have attached

hereto a

list of
unpatented inventions

that you have

made or conceived

prior to your

employment with Quaker

Houghton, and it

is agreed that

those
inventions shall be excluded from the terms of this Agreement.

8.

Termination

Quaker Houghton, in its sole

discretion, may terminate your

employment at any time and

for any reason, including

Cause (as
defined herein).

If you incur a

Separation from Service

by decision and

action of Quaker Houghton

for any reason

other than Cause,
death, or Disability (as defined below), Quaker Houghton

agrees to:

a. Provide

you with

reasonable outplacement

assistance, either

by providing

the services

in-kind, or

by reimbursing
reasonable expenses

actually incurred

by you in

connection with your

Separation from

Service.

The outplacement

services must be
provided during the

one-year period following

your Separation from Service.

If any expenses are

to be reimbursed, you

must request
the reimbursement within

eighteen months of

your Separation from

Service and reimbursement

will be made

within 30 days

of your
request.

b. Pay

you one

year's severance

in twenty

-four semi-monthly

installments commencing

on the

Payment Date

and
continuing on

Quaker Houghton's

normal semi-monthly

payroll dates

each month

thereafter, each

of which

is equal

to your

semi-
monthly base salary

at the time

of your Separation

from Service, provided

you sign a

Release within 45

days of the

later of the

date
you receive

the Release

or your

Separation from

Service. Continuation

of medical

and dental

coverage’s will

be consistent

with
current Quaker Houghton severance program in place

at the time of termination.
“Separation from Service”

means your separation

from service with Quaker

Houghton and its affiliates

within the meaning
of Treas. Reg. §1.409A-1(h) or any

successor thereto.

“Cause”

means your

employment with

Quaker Houghton

has been

terminated by

reason of

(i) your

willful and

material
breach of

this Agreement

(after hav

ing received

notice thereof

and a

reasonable opportunity

to cure

or correct)

or the

Company’s
policies, (ii) dishonesty,

fraud, willful malfeasance, gross

negligence, or other gross misconduct,

in each case relating to the
performance of your duties hereun

der which is materially injurious

to Quaker Houghton, or (iii)

conviction of or plea of guilty

or nolo
contendere to a felony.
“Payment Date”

means (x)

the 60th

day after

your Separation

from Service

or (y)

if you

are a

specified employee

(as
defined in Treas.

Reg. §1.409A-1(i)) as

of the date

of your Separation

from Service, and

the severance described

in subsection (b)

is
deferred compensation subject

to section 409A of

the Code, the first business

day of the seventh

month following the month

in which
your Separation

from Service

occurs.

If the

Payment Date

is described

in clause

(y), the

amount paid

on the

Payment Date

shall
include all monthly

installments that would

have been paid

earlier had clause

(y) not been

applicable, plus interest

at the Wall

Street
Journal Prime Rate

published in the

Wall Street

Journal on the

date of your

Separation from Service

(or the previous

business day if
such day

is not

a business

day), for

the period

from the

date payment

would have

been made

had clause

(y) not

been applicable
through the date payment is made.

“Release”

means a release

(in a form

satisfactory to Quaker

Houghton) of any

and all claims against

Quaker Houghton and
all related parties

with respect to

all matters arising

out of your

employment with Quaker

Houghton, or the

termination thereof (other
than for claims for any entitlements under the

terms of this Agreement or any plans or programs of

Quaker Houghton under which you
have accrued a benefit) that Quaker Houghton

provides to you no later than ten days after your

Separation from Service.

If a release is
not provided to you within this time period, the severance

shall be paid even if you do not sign a release.
“Disability”

means total and permanent

disability as defined

in the long-term disability

plan maintained by

Quaker
Houghton for employees

generally or,

if Quaker Houghton

does not maintain

such a plan, the

long-term disability plan

most recently
maintained by Quaker Houghton for employees generally.
9. Indemnification.

The Company

shall defend you

and hold you

harmless to

the fullest

extent permitted

by applicable

law in connection

with
any claim, action,

suit, investigation or

proceeding arising out

of or relating

to performance by

you of services

for, or

action of you,
director, officer

or employee

of the

Company or

any parent,

subsidiary or

affiliate of

the Company,

or of

any other

person or
enterprise at

the Company’s

request. Expenses

incurred by

you in

defending such

claim, action,

suit or

investigation or

criminal
proceeding shall

be paid

by the

Company in

advance of

the final

disposition thereof

upon the

receipt by

the Company

of an
undertaking by

or on

behalf of

you to

repay said

amount unless

it shall

ultimately be

determined that

you are

entitled to

be
indemnified hereunder;

provided, however,

that this

shall not

apply to

a nonderivative

action commenced

by the

Company against
you.

10. Governing

Law.

The provisions of this Agreement shall be construed in

accordance with the laws of the Commonwealth of
Pennsylvania without reference to principles of conflicts of laws.

11. Miscellaneous

This Agreement and

any Change in

Control Agreement to

which you are

a party,

constitute the entire

integrated agreement
concerning the subjects

covered herein.

In case any

provision of this

Agreement shall be

invalid, illegal, or

otherwise unenforceable,
the validity, legality,

and enforceability of the remaining provisions shall not

thereby be affected or impaired.

You

may not assign any
of your rights

or obligations under

this Agreement without

Quaker Houghton’s

prior written consent.

Quaker Houghton may

assign
this Agreement

in its discretion,

including to

any affiliate

or upon

a sale

of assets

or equity,

merger or

other corporate

transaction;
provided that Quaker

Houghton obtains the

assignee’s written

commitment to honor

the terms and

conditions contained herein.

This
Agreement shall be governed

by, and

construed in accordance with, the

laws of the Commonwealth

of Pennsylvania without regard

to
any conflict

of laws.

This Agreement

shall be

binding upon

you, your

heirs, executors,

and administrators

and shall

inure to

the
benefit of

Quaker Houghton

as well

as its

successors and

assigns.

In the

event of

any overlap

in the

restrictions contained

herein,
including Sections 4 and/or 5

above, with similar restrictions contained

in any other agreement, such restrictions

shall be read together
so as to provide the broadest restriction possible.

IN WITNESS WHEREOF,

the parties hereto have executed this Agreement the

day and year first above written.

WITNESS:
QUAKER CHEMICAL CORPORATION

DBA
QUAKER HOUGHTON
/s/ Robert T. Traub /s/ Michael F. Barry

Michael F. Barry
WITNESS:
/s/ Victoria K. Gehris
/s/ Shane W.

Hostetter

Shane W.

Hostetter

Shane W. Hostetter
ADDENDUM 1

Base Salary:
Your

salary will be

payable on a

bi-weekly basis at

an annualized rate

of $390,000.

You

will be eligible for your next salary increase in 2022.
Annual and Long-
Term Bonuses:
For your position, you are

eligible to participate in

the Annual Incentive Plan
(“AIP”) with target

and double target

award percentages

for 2021 under

the AIP of
60% and

120%, respectively,

of your

base salary,

dependent upon

Quaker
Houghton’s financial

results and other objectives to be determined.
You

were eligible to

participate in the 2021

-2023 Long Term

Incentive Plan (LTIP)
at a

target level

award of

$103,000.

In consideration

of accepting

your new

role,
you award will be increased by $200,000 for a total target

level award opportunity of
$303,000.

Your

award for the 2021

-2023 performance period

includes an even

mix
of time-based restricted stock, stock options, and target

performance stock units.

All incentive compensation

awards are made

at the Company’s

discretion, are
subject to change, and require the approval of the Compensation

Committee.
Benefits:
Quaker Houghton offers

a Flexible Benefits Program

that is subject to

change.

This
gives you the

opportunity to choose

from a variety of

options creating a

customized
benefits package.

The following benefits

are currently part

of the program.

In each
of these

areas, you

are offered

a range of

options so you

may choose

the ones that
make the most sense for your personal situation.
●

Medical
●

Dental
●

Life & AD&D Insurance
●

Long-term Disability
●

Health Care and Dependent Care Flexible Spending

Accounts (FSAs)
●

Retirement Savings Plan (401k)
PTO/Holidays:
You

will be

eligible for

the amount

of PTO

days per

calendar year

based on

your
tenure with

Quaker Houghton

per the

Company’s PTO

Plan.

In addition,

you will
continue to be

eligible to be

paid for regional

holidays.

Unused PTO days

will not
roll over from

year to year

(other than a

maximum of 5

days in 2021

as previously
announced by the Company).